
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 1994
                                                 ------------


                          WORTHEN BANKING CORPORATION
- - - - - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

   Arkansas                       1-8525                         71-6066857
   --------                       ------                         ----------
(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

     Worthen Bank Building, 200 West Capitol, Little Rock, Arkansas 72201
     --------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code   (501)-378-1521
                                                           --------------

                                Not Applicable
- - - - - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On May 13, 1994, Worthen National Bank of Arkansas ("WNBA"), a wholly-owned national banking subsidiary of Worthen Banking Corporation ("Registrant" or "WBC"), issued a news release reporting that Jack Fleischauer, Jr. resigned as president and chief operating officer. The news release also reported that Curtis F. Bradbury, chairman of the board, and chief executive officer of the Registrant, will remain chairman and chief executive officer of WNBA. Mr.
Bradbury has served as chairman of the board of WNBA since August, 1988 and as chief executive officer of WNBA since September, 1989. He will continue to serve as chairman of the board and chief executive officer of the Registrant.

     A copy of the May 13, 1994 news release is attached hereto as Exhibit 99
(A), which is incorporated in this Current Report on Form 8-K by this reference.

     On June 9, 1994, WBC issued a news release announcing that Jim G. Farmer has joined the executive management team of Worthen Banking Corporation as president and chief operating officer. Farmer, 45, is an Arkansan and graduate of the University of Arkansas at Fayetteville. Following his graduation from the U of A, he moved to St. Louis where he was president and CEO of two private sector St. Louis-based companies, and served as the executive vice president for Mark Twain Bancshares, a $2.5 billion banking organization. The hiring of Farmer completes WBC's senior management team of Andrew T. Melton, executive vice president, treasurer and chief financial officer and Jim Patridge, executive vice president and senior credit officer.

     A copy of the June 9, 1994 news release is attached hereto as Exhibit 99
(B), which is incorporated in this Current Report on Form 8-K by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

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

(C)  Exhibit Index

Exhibit No.    Description                       Page No.
- - - - - -----------    -----------                       --------
  99 (A)       News Release dated May 13, 1994.     4

  99 (B)       News Release dated June 9, 1994.     5


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WORTHEN BANKING CORPORATION
                                  ---------------------------
                                         (Registrant)

Date:  June 24, 1994         /c/  Alan C. King
                             ---------------------------------
                                  Alan C. King,
                                  Senior Vice President
                                  and Chief Accounting Officer

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